Exhibit 3.3

GOVERNMENT OF
NEWFOUNDLAND AND LABRADOR

THE CORPORATIONS ACT

FORM 5

CERTIFICATE OF AMENDMENT

(Sections 25, 54, 286, 314, 315 and Section 451)

Newfoundland Containers Limited	8864
Name of Corporation	Number

I certify that the Articles of the Incorporation were amended

(a)	under section 25 of The Corporations Act in accordance with the attached Notice;	☐

(b)	under section 54 of The Corporations Act as set out in the attached Articles of Amendment designating a series of shares;	☐

(c)	under sub-section 286(1) of The Corporations Act as set out in the attached Articles of Amendment;	☒

(d)	under section 314 of The Corporations Act as set out in the attached Articles of Reorganization;	☐

(e)	under section 315 of The Corporations Act as set out in the attached Articles of Arrangement.	☐

(f)	under section 451 of The Corporations Act as set out in attached Articles of Amendment.	☐

Registrar	Date of Amendment

June 27, 1997

NEWFOUNDLAND

THE CORPORATIONS ACT

FORM 4

ARTICLES OF AMENDMENT

(Sections 54, 285)

1 -	Name of Corporation	2 -	Corporation No.

	Newfoundland Containers Limited		8864

3 -	The articles of the above-named corporation are amended as follows:

That Schedule 1 of the Articles of Continuance of the Corporation, reflected in Articles of Amendment dated September 27, 1991 be cancelled and replaced by Schedule 1 annexed hereto.

Date	Signature		Description of Office

April 28, 1997	/s/ Michele Beauchamp		Secretary

For Departmental use only
Filed -

SCHEDULE 1

This is Schedule 1 annexed to and forming part of the foregoing Articles of Amendment.

The classes and any maximum number of Shares that the Corporation is authorized to issue:

The Corporation is authorized to issue:

1.                                      COMMON SHARES

a)                                      an unlimited number of Common Shares, the holders of which are entitled:

(i)                                     to vote at all meetings of shareholders; and

(ii)                                  to the right to receive any dividend declared by the Corporation after provision for dividends upon any other class of shares ranking in priority to the Common Shares, to the extent of such priority; and

(iii)                               to receive the remaining property of the Corporation upon dissolution.

2.                                      CLASS “A” PREFERRED SHARES

1,500,000 Class “A” Non-Voting, Non-Cumulative, Convertible, Redeemable Preference Shares without nominal or par value which said Preference Shares shall carry the following rights, restrictions, conditions and limitations:

a)                                      Non-Cumulative Dividends

(i)                                     The holders of Class “A” Preference Shares are entitled to receive, in the discretion of the board, and the Corporation shall pay out of the money properly applicable for the payment of dividends, such dividends as the Board of Directors deems appropriate.

(ii)                                  If, in any fiscal year, such dividend or any part thereof is not declared and paid, the rights of the holders of the Class “A” Preference Shares to such dividends, or any part thereof not declared, are forever extinguished.

(iii)                               If, in any fiscal year, after the full dividend on the Class “A” Preference Shares has been paid, there remains money properly applicable for dividends, such money or any part thereof may, in the discretion of the board, be applied to dividends on the Class “B” Preference Shares and the Common Shares.  No dividend may be declared or paid on the Class “B” Preference Shares or the

Common Shares in any fiscal year until the full dividend is declared and paid on the Class “A” Preference Share.

b)                                     Priority, Preference, Convertibility & Voting Rights

(i)                                     The said shares rank as regards to return of capital in priority to all Class “B” Preference Shares and all Common Shares of the Corporation.  The shareholders thereof shall not have any voting rights, except as provided in 2(d) herein, or for any other purpose, nor shall they be entitled to receive any notice for or on behalf of the meetings of the holders of Common Shares unless otherwise required under The Corporations Act.

(ii)                                  In the event of liquidation, dissolution or winding up of the Corporation (whether voluntary or involuntary) the holders of the said Class “A” Preference shares shall be entitled to receive the amount paid up thereon together with all accrued and unpaid preferential dividends thereon and no more before any amount shall be paid on any property or assets of the Corporation distributed to the holders of any Common Shares or any class of shares ranking junior to the Class “A” Preference Shares.

(iii)                               The said shares shall be convertible to Common Shares at the option of the holders of Class “A” Preferred Shares.  Upon exercise of such option the holders of Class “A” Preferred Shares shall be entitled to receive one (1) Common Share for each one hundred thousand (100,000) Class “A” Preferred Shares.  Such option shall be exercised by notice in writing to the Company, which shall (i) thereupon convert such Class “A” Preferred Shares, and (ii) thereupon notify the remaining holders of Class “A” Preferred Shares of such conversion.  For purposes hereof, percentages of Common Shares may be issued.

c)                                      Redemption

(i)                                     Subject to section 64 of The Corporations Act, the Corporation may upon giving notice as hereinafter provided redeem the whole or any part of the said Class “A” Preference Shares on payment for each share to be redeemed of the amount paid up thereon together with all accrued and unpaid preferential dividends.  In case a part only of the then outstanding shares is at any time to be redeemed the shares so to be redeemed shall be redeemed pro rata disregarding fractions.  Not less than fifteen (15) days’ notice in writing of such redemption shall be given by mailing to the registered addresses of the holders of the shares to be redeemed specifying the date and place or places of redemption.  If notice of any redemption be given by the Corporation in the manner

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aforesaid and an amount sufficient to redeem the shares to be redeemed be deposited with any trust company or chartered bank (as specified in the notice) on or before the date fixed for redemption, dividends on the Class “A” Preference Shares to be redeemed shall cease after the date so fixed for redemption and the holders thereof shall thereafter have no rights against the Corporation in respect thereof except, upon the surrender of certificates for such shares, to receive payment therefor out of the moneys so deposited.  After the redemption price of such shares has been deposited with any trust company or chartered bank in Canada, as aforesaid, notice shall be given to the holders of any Class “A” Preference Shares called for redemption who have failed to present the certificates representing such shares within two (2) months of the date specified for redemption that the money has been so deposited and may be obtained by the holders of the said Class “A” Preference Shares upon presentation of the certificates representing such shares called for redemption at the said trust company or chartered bank.

(ii)                                  The term “Redemption Amount” when used in this Schedule in relation to Class “A” Preference Shares shall mean the sum of One dollar ($1.00) per share together with an amount equal to any dividends declared thereon and remaining unpaid.  In the event of any assessment or revision by Revenue Canada, the deemed fair market value of those shares shall be adjusted or revised in accordance with the determinations of Revenue Canada.

d)                                     Meetings

(i)                                     Meetings of holders of the said shares may be called pursuant to a resolution of the Directors.  The Directors shall call a meeting of the holders of Class “A” Preference Shares upon receipt of a requisition signed by the holders of not less than ten per cent (10%) of the issued and outstanding Class “A” Preference Shares.  At least twenty-one (21) days’ notice thereof shall be given in the manner prescribed by the By-Laws of the Corporation provided however that if at any such meeting the holders of a majority of the outstanding Shares shall not be present or represented by proxy after one half hour of the time appointed for the meeting, then the meeting shall stand adjourned for twenty-one (21) days and shall accordingly be held without notice on the corresponding day of the week at the same time and place as that originally fixed by the Notice convening the meeting.  At such adjourned meeting the holders of the said shares present or represented by proxy shall constitute a quorum and may transact the business for which the meeting was originally convened.  At any meeting of the holders of the issued and outstanding Class “A” Preference Shares each

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holder shall be entitled to one (1) vote in respect of each Class “A” Preference Share held.  Except as hereinbefore specifically provided the formalities to be observed in respect of the giving of notice of any such meeting and conduct thereof shall be those from time to time prescribed in the By-Laws with respect to General Meetings of the Corporation.

e)                                      Cancellation

(i)                                     The Class “A” Preference Shares shall not be liable to cancellation or reduction by reason of loss or depreciation of the assets of the Corporation.

f)             Creation of New Shares

(i)                                     The Corporation shall not create any new or additional shares having priority over or ranking on a parity to the Class “A” Preference Shares without the authorization of the holders of the Class “A” Preference Shares given as set forth in paragraph 2(f)(ii) hereof.  The Corporation may from time to time issue new or additional shares ranking subordinate to the Class “A” Preference Shares without the authorization of the holders of the Class “A” Preference Shares.

(ii)                                  Any authorization required to be given, pursuant to paragraph 2(f)(i) hereof, by the holders of Class “A” Preference Shares shall be deemed to have been duly given if approved by resolution, adopted at a meeting of the holders of Class “A” Preference Shares affected, held in accordance with the provisions set forth in paragraph 2(d) hereof by not less than eighty per cent (80%) of the votes cast on such resolution.

g)                                     Miscellaneous

(i)                                     The holders of the issued and outstanding Class “A” Preference Shares shall be entitled to receive copies of all financial statements of the Corporation and all information, whether financial or otherwise, relating to the Corporation as shall from time to time be sent to or received by the holders of the Common Shares.

(ii)                                  The foregoing provisions may be repealed, altered, modified, amended or amplified in whole or in part by Special Resolutions of the Corporation if approved by a resolution adopted at a meeting of the holders of the said shares called and held in accordance with the provisions hereinafter set forth by not less than two-thirds of the votes cast by those who voted in respect of such resolution.  At any meeting of the holders of the said shares each holder shall be entitled to one vote in respect of such share held by him.

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3.                                      Class “B” Preferred Shares

660,000 Class “B” Non-Cumulative, Non-Voting, Convertible, Redeemable Preference Shares without nominal or par value which said Preference Shares shall carry the following rights, restrictions, conditions or limitations:

a)                                      Non-Cumulative Dividends

(i)                                     The holders of Class “B” Preference Shares shall in each year be entitled, to receive in the discretion of the board, and the Corporation shall pay out of the money properly applicable for Class “B” Preference Shares provided that such dividends shall be paid only after payment of dividends on the Class “A” Preference Shares.

(ii)                                  If, in any fiscal year, such dividend or any part thereof is not declared and paid, the rights of the holders of the Class “B” Preference Shares to such dividends or any part thereof not declared are forever extinguished.

(iii)                               If, in any fiscal year, after the full dividend on the Preference Shares has been paid, there remains money properly applicable for dividends, such money or any part thereof may, in the discretion of the board, be applied to dividends on the common shares.  No dividend may be declared or paid on the common shares in any fiscal year until the full dividend is declared and paid on the Preference Shares.

b)                                     Priority, Preference, Convertibility & Voting Rights

(i)                                     The said shares rank as regards to return of capital in priority to all Common Shares of the Corporation.  The shareholders thereof shall not have any voting rights, except as provided in paragraph 3(d) herein, or for any other purpose, nor shall they be entitled to receive any notice for or on behalf of meetings of the holder of Common Shares unless otherwise required under The Corporations Act.

(ii)                                  In the event of liquidation, dissolution or winding up of the Corporation (whether voluntary or involuntary) the holders of the said Class “B” Preference shares shall be entitled to receive the amount paid up thereon together with all accrued and unpaid preferential dividends thereon and no more before any amount shall be paid on any property or assets of the Corporation distributed to the holders of any Common Shares.

(iii)                               The said shares shall be convertible to Common Shares at the option of the holders of Class “B” Preferred Shares.  Upon exercise

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of such option the holders of Class “B” Preferred Shares shall be entitled to receive one (1) Common Share for each one hundred thousand (100,000) Class “B” Preferred Shares.  Such option shall be exercised by notice in writing to the Company, which shall (i) thereupon convert such Class “B” Preferred Shares, and (ii) thereupon notify the remaining holders of Class “B” Preferred Shares of such conversion.  For purposes hereof, percentages of Common Shares may be issued.

c)                                      Redemption

(i)                                     Subject to section 64 of The Corporations Act the Corporation shall only redeem the whole or any part of the said Class “B” Preference Shares together with all accrued and unpaid preferential dividends.  In case a part only of the then outstanding shares is at any time to be redeemed the shares so to be redeemed shall be redeemed pro rata disregarding fractions.  Not less than fifteen (15) days’ notice in writing of such redemption shall be given by mailing to the registered addresses of the holders of the shares to be redeemed specifying the date and place or places of redemption.  If notice of any redemption be given by the Corporation in the manner aforesaid and an amount sufficient to redeem the shares to be redeemed be deposited with any trust company or chartered bank (as specified in the notice) on or before the date fixed for redemption, dividends on the Class “B” Preference Shares to be redeemed shall cease after the date so fixed for redemption and the holders thereof shall thereafter have no rights against the Corporation in respect thereof except, upon the surrender of certificates for such shares, to receive payment therefor out of the moneys so deposited.  After the redemption price of such shares has been deposited with any trust company or chartered bank in Canada, as aforesaid, notice shall be given to the holders of any Class “B” Preference Shares called for redemption who have failed to present the certificates representing such shares within two (2) months of the date specified for redemption that the money has been so deposited and may be obtained by the holders of the said Class “B” Preference Shares upon presentation of the certificates representing such shares called for redemption at the said trust company or chartered bank.

(ii)                                  The “Redemption Price” shall be the sum of One dollar ($1.00) per share, and in the event of any assessment or revision by Revenue Canada, the deemed fair market value of those shares shall be adjusted or revised in accordance with the determinations of Revenue Canada.

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d)                                     Meetings

(i)                                     Meetings of holders of the said shares may be called pursuant to a resolution of the Directors.  The Directors shall call a meeting of the holders of Class “B” Preference Shares upon receipt of a requisition signed by the holders of not less than ten per cent (10%) of the issued and outstanding Class “B” Preference Shares.  At least twenty-one (21) days’ notice thereof shall be given in the manner prescribed by the By-Laws of the Corporation provided however that if at any such meeting the holders of a majority of the outstanding Shares shall not be present or represented by proxy after one half hour of the time appointed for the meeting, then the meeting shall stand adjourned for twenty-one (21) days and shall accordingly be held without notice on the corresponding day of the week at the same time and place as that originally fixed by the Notice convening the meeting.  At such adjourned meeting the holders of the said shares present or represented by proxy shall constitute a quorum and may transact the business for which the meeting was originally convened.  At any meeting of the holders of the issued and outstanding Class “B” Preference Shares each holder shall be entitled to one (1) vote in respect of each Class “B” Preference Share held.  Except as hereinbefore specifically provided the formalities to be observed in respect of the giving of notice of any such meeting and conduct thereof shall be those from time to time prescribed in the By-Laws with respect to General Meetings of the Corporation.

e)                                      Cancellation

(i)                                     The Class “B” Preference Shares shall not be liable to cancellation or reduction by reason of loss or depreciation of the assets of the Corporation.

f)                                        Creation of New Shares

(i)                                     The Corporation shall not create any new or additional shares having priority over or ranking on a parity to the Class “A” Preference Shares without the authorization of the holders of the Class “B” Preference Shares given as set forth in paragraph 3(f)(ii) hereof.  The Corporation may from time to time issue new or additional shares ranking subordinate to the Class “B” Preference Shares without the authorization of the holders of the Class “B” Preference Share.

(ii)                                  Any authorization required to be given, pursuant to paragraph 3(d)(i) hereof, by the holders of Class “B” Preference Shares shall be deemed to have been duly given if approved by resolution,

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adopted at a meeting of the holders of Class “B” Preference Shares affected, held in accordance with the provisions set forth in paragraph (d) hereof by not less than eighty per cent (80%) of the votes cast on such resolution.

g)                                     Miscellaneous

(i)                                     The holders of the issued and outstanding Class “B” Preference Shares shall be entitled to receive copies of all financial statements of the Corporation and all information, whether financial or otherwise, relating to the Corporation as shall from time to time be sent to or received by the holders of the Common Shares.

(ii)                                  The foregoing provisions may be repealed, altered, modified, amended or amplified in whole or in part by Special Resolutions of the Corporation if approved by a resolution adopted at a meeting of the holders to the said shares called and held in accordance with the provisions hereinafter set forth by not less than two-thirds of the votes cast by those who voted in respect of such resolution.  At any meeting of the holders of the said shares each holder shall be entitled to one vote in respect of such share held by him.

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GOVERNMENT OF
NEWFOUNDLAND AND LABRADOR

THE CORPORATIONS ACT

FORM 5

CERTIFICATE OF AMENDMENT

(Sections 25, 54, 286, 314, 315 and Section 451)

Newfoundland Containers Limited	8864
Name of Corporation	Number

I certify that the Articles of the Incorporation were amended

(a)	under section 25 of The Corporations Act in accordance with the attached Notice;	☐

(b)	under section 54 of The Corporations Act as set out in the attached Articles of Amendment designating a series of shares;	☐

(c)	under sub-section 286(1) of The Corporations Act as set out in the attached Articles of Amendment;	☒

(d)	under section 314 of The Corporations Act as set out in the attached Articles of Reorganization;	☐

(e)	under section 315 of The Corporations Act as set out in the attached Articles of Arrangement.	☐

(f)	under section 451 of The Corporations Act as set out in attached Articles of Amendment.	☐

Registrar	Date of Amendment

February 4, 1993

NEWFOUNDLAND

THE CORPORATIONS ACT

FORM 4

ARTICLES OF AMENDMENT

(Sections 56, 281)

1 -	Name of Corporation	2 -	Corporation No.

	Newfoundland Containers Limited		8864

3 -	The articles of the above-named corporation are amended as follows:

Schedule 1 of the Articles of Incorporation of the Corporation be cancelled and the attached Schedule 1 be substituted therefor.

REGISTERED

Date	Signature		Descriptions of Office

Sept. 27/91			Solicitor

For Departmental use only
Filed -

SCHEDULE 1

This is Schedule 1 annexed to and forming part of the foregoing Articles of Amendment.

3.                                       The classes and any maximum number of Shares that the Corporation is authorized to issue:

(1)                                  The Corporation is authorized to issue:

(a)                                  an unlimited number of Common Shares, the holders of which are entitled:

(i)                                     to vote at all meetings of shareholders; and

(ii)                                  to the right to receive any dividend declared by the Corporation after provision for dividends upon any other class of shares ranking in priority to the Common Shares, to the extent of such priority; and

(iii)                               to receive the remaining property of the Corporation upon dissolution.

(b)                                 1,500,000 Class “A” Non-Voting, Non-Cumulative Redeemable Preference Shares without nominal or par value which said Preference Shares shall carry the following rights, restrictions, conditions and limitations:

(i)                                     Non-Cumulative Dividends

The holders of Class “A” Preference Shares are entitled to receive, in the discretion of the board, and the Corporation shall pay out of the money properly applicable for the payment of dividends, such dividends as the Board of Directors deems appropriate.

If, in any fiscal year, such dividend or any part thereof is not declared and paid, the rights of the holders of the Class “A” Preference Shares to such dividends, or any part thereof not declared, are forever extinguished.

If, in any fiscal year, after the full dividend on the Class “A” Preference Shares has been paid, there remains money properly applicable for dividends, such money or any part thereof may, in the discretion of the board, be applied to dividends on the Class “B” Preference Shares and the Common Shares.  No dividend may be declared or paid on the Class “B” Preference Shares in any fiscal year until the full dividend is declared and paid on the class “A” Preference Shares.

(ii)                                  Priority, Preference, Covertibility & Voting Rights

The said shares rank as regards to return of capital in priority to all Class “B” Preference Shares and all Common Shares of the Corporation.  The said shares shall be non-convertible and the shareholders thereof shall not have any voting rights except as provided in paragraph (v) and (vi) of this paragraph (b) and as required by The Corporations Act for the selection of Directors or for any other purpose, nor shall they be entitled to receive any notice for or on behalf of the shareholders’ meeting unless otherwise required under The Corporations Act.

(iii)                               Redemption

(1)                                  Subject to section 64 of The Corporations Act, the Corporation may upon giving notice as hereinafter provided redeem the whole or any part of the said Class “A” Preference Shares on payment for each share to be redeemed of the amount paid up thereon together with all accrued and unpaid preferential dividends.  In case a part only of the then outstanding shares is at any time to be redeemed the shares so to be redeemed shall be redeemed pro rata disregarding fractions.  Not less than fifteen (15) days notice in writing of such redemption shall be given by mailing to the registered addresses of the holders of the shares to be redeemed specifying the date and place or places of redemption.  If notice of any redemption be given by the Corporation in the manner aforesaid and an amount sufficient to redeem the shares to be redeemed be deposited with any trust company or chartered bank (as specified in the notice) on or before the date fixed for redemption, dividends on the Class “A” Preference Shares to be redeemed shall cease after the date so fixed for redemption and the holders thereof shall thereafter have no rights against the Corporation in respect thereof except, upon the surrender of certificates for such shares, to receive payment therefor out of the moneys so deposited.  After the redemption price of such shares has been deposited with any trust company or chartered bank in Canada, as aforesaid, notice shall be given to the holders of any Class “A” Preference Shares called for redemption who have failed to present the certificates representing such shares within two (2) months of the date specified for redemption that the money has been so deposited and may be obtained by the holders of the said Class “A” Preference Shares upon presentation of the certificates representing such shares called for redemption at the said trust company or chartered bank.

(2)                                  The term “Redemption Amount” when used in this Schedule in relation to Class “A” Preference Shares shall mean the sum of One dollar ($1.00) per share together with an amount equal to any dividends declared thereon and remaining unpaid.

(iv)                              In the event of liquidation, dissolution or winding up of the Corporation (whether voluntary or involuntary) the holders of the said Class “A” Preference Shares shall be entitled to receive the amount paid up thereon together with all accrued and unpaid preferential dividends thereon and no more before any amount shall be paid on any property or assets of the Corporation distributed to the holders of any Common Shares or any class of shares ranking junior to the Class “A” Preference Shares.

(v)                                 The foregoing provisions may be repealed, altered, modified, amended or amplified in whole or in part by Special Resolutions of the Corporation if approved by a resolution adopted at a meeting of the holders of the said shares called and held in accordance with the provisions hereinafter set forth by not less than two-thirds of the votes cast by those who voted in respect of such resolution.  At any meeting of the holders of the said shares each holder shall be entitled to one vote in respect of such share held by him.

(vi)                              The Company shall, at the option of the Class “B” Preference Shareholders, redeem that number of the outstanding Class “B” Preference Shares as the Company is required to redeem by a resolution adopted at a meeting of the holders of that Class of Preference Shares held in accordance with the provisions of paragraph (h) hereof by not less than 51 percent (51%) of the votes cast on such resolution at the Redemption Price.

(vii)                           The Company shall, in pursuance of any agreement entered into between the Company and any of the holders of the Class “B” Preferred Shares redeem that number of the outstanding Class “B” Preference Shares specified or referred to in such agreement at the times and in the manner set forth in such agreement at the Redemption Price for each such Class “B” Preference Share.

(viii)                        Meetings of holders of the said shares may be called pursuant to a resolution of the Directors.  The Directors shall call a meeting of the holders of Class “A” Preference Shares upon receipt of a requisition signed by the holders of not less than ten per cent (10%) of the issued and outstanding Class “A” Preference Shares.  At least twenty-one (21) days notice thereof shall be given in the manner prescribed by the By-Laws of the Corporation provided however that if at any such meeting the holders of a majority of the outstanding Shares shall not be present or represented by proxy after one half hour of the time appointed for the meeting, then the meeting shall stand adjourned for twenty-one (21) days and shall accordingly be held without notice on the corresponding day of the week at the same time and place as that originally fixed by the Notice convening the meeting.  At such adjourned meeting the holders of the said shares present or represented by proxy shall constitute a quorum and may transact the business for which the meeting was originally convened.  At any meeting of the holders of the issued and outstanding Class “A” Preference Shares each holder shall be entitled to one (1) vote in respect of each Class “A” Preference Share held.  Except as hereinbefore specifically provided the formalities to be observed in respect of the giving of notice of any such meeting and conduct thereof shall be those from time to time prescribed in the By-Laws with respect to General Meetings of the Corporation.

(ix)                                Cancellation

The Class “A” Preference Shares shall not be liable to cancellation or reduction by reason of loss or depreciation of the assets of the Corporation.

(x)                                   Creation of New Shares

The Corporation shall not create any new or additional shares having priority over or ranking on a parity to the Class “A” Preference Shares without the authorization of the holders of the Class “A” Preference Shares given as set forth in paragraph (ix) hereof.  The Corporation may from time to time issue new or additional shares ranking subordinate to the Class “A” Preference Shares without the authorization of the holders of the Class “A” Preference Shares.

(xi)                                Any authorization required to be given, pursuant to paragraph (viii) hereof, by the holders of Class “A”

Preference Shares shall be deemed to have been duly given if approved by resolution adopted at a meeting of the holders of Class “A” Preference Shares affected, held in accordance with the provisions set forth in paragraph (vi) hereof by not less than eighty per cent (80%) of the votes cast on such resolution.

(xii)                             The holders of the issued and outstanding Class “A” Preference Shares shall be entitled to receive copies of all financial statements of the Corporation and all information, whether financial or otherwise, relating to the Corporation as shall from time to time be sent to or received by the holders of the Common Shares.

(c)                                  660,000 Class “B” Non-Cumulative, Non-Voting, Redeemable Preference Shares without nominal or par value which said Preference Shares shall carry the following rights, restrictions, conditions or limitations:

(i)                                     The holders of Class “B” Preference Shares shall in each year be entitled, to receive in the discretion of the board, and the Corporation shall payout of the money properly applicable for the payment of dividends such dividends as the Board of Directors deems appropriate on the Class “B” Preference Shares provided that such dividends shall be paid only after payment of dividends on the Class “A” Preference Shares.  If, in any fiscal year, such dividend or any part thereof is not declared and paid, the rights of the holders of the Class “B” Preference Shares to such dividends or any part thereof not declared are forever extinguished.  If, in any fiscal year, after the full dividend on the Preference Shares has been paid, there remains money properly applicable for dividends, such money or any part thereof may, in the discretion of the board, be applied to dividends on the common shares.  No dividends may be declared or paid on the common shares in any fiscal year until the full dividend is declared and paid on the Preference Shares.

(ii)                                  The said shares rank as regards to return of capital in priority to all Common Shares of the Corporation.  The said shares shall be non-convertible and the shareholders thereof shall not have any voting rights except as provided in paragraphs (e) and (f) hereof and as required by The Corporations Act for the selection of Directors or for any other purpose, nor shall they be entitled to receive any notice for or on behalf of the shareholders’ meeting unless otherwise required under The Corporation Act.

(iii)                               Subject to section 64 of The Corporations Act, the Corporation shall only redeem the whole or any part of the said Class “B” Preference Shares together with all accrued and unpaid preferential dividends.  In case a part only of the then outstanding shares is at any time to be redeemed the shares so to be redeemed shall be redeemed pro rata disregarding fractions.  Not less than fifteen (15) days notice in writing of such redemption shall be given by mailing to the registered addresses of the holders of the shares to be redeemed specifying the date and place or places of redemption.  If notice of any redemption be given by the Corporation in the manner aforesaid and an amount sufficient to redeem the shares to be redeemed be deposited with any trust company or chartered bank (as specified in the notice) on or before the date fixed for redemption, dividends on the Class “B” Preference Shares to be redeemed shall cease after the date so fixed for redemption and the holders thereof shall thereafter have no rights against the Corporation in respect thereof except, upon the surrender of certificates for such shares, to receive payment therefor out of the moneys so deposited.  After the redemption price of such shares has been deposited with any trust company or chartered bank in Canada, as aforesaid, notice shall be given to the holders of any Class “B” Preference Shares called for redemption who have failed to present the certificates representing such shares within two (2) months of the date specified for redemption that the money has been so deposited and may be obtained by the holders of the said Class “B” Preference Shares upon presentation of the certificate representing such shares called for redemption at the said trust company or chartered bank.

(iv)                              The Company shall, at the option of the Class “B” Preference Shareholders, redeem that number of the outstanding Class “B” Preference Shares as the Company is required to redeem by a resolution adopted at a meeting of the holders of that Class of Preference Shares held in accordance with the provisions of paragraph (h) hereof by not less than 51 percent (51%) of the votes cast on such resolution at the Redemption Price.

(v)                                 The Company shall, in pursuance of any agreement entered into between the Company and any of the holders of the

Class “B” Preference Shares redeem that number of the outstanding Class “B” Preference Shares specified or referred to in such agreement at the times and in the manner set forth in such agreement at the Redemption Price for each such Class “B” Preference Share.

(vi)                              In the event of liquidation, dissolution or winding up of the Corporation (whether voluntary or involuntary) the holders of the said Class “B” Preference Shares shall be entitled to receive the Redemption Price for each share together with all accrued and unpaid preferential dividends thereon and no more before any amount shall be paid on any property or assets of the Corporation distributed to the holders of any Common Shares or any class of shares ranking junior to the Class “B” Preference Shares, but subject to the priority of the Class “A” Preference Shares.

(vii)                           The “Redemption Price” shall be the sum of One Dollar ($1.00) per share, and in the event of any assessment or revision by Revenue Canada, the deemed fair market value of those shares shall be adjusted or revised in accordance with the determinations of Revenue Canada.

(viii)                        The foregoing provisions may be repealed, altered, modified, amended or amplified in whole or in part by Special Resolutions of the Corporation if approved by a resolution adopted at a meeting of the holders of the said shares called and held in accordance with the provisions hereinafter set forth by not less than two-thirds of the votes cast by those who voted in respect of such resolution.  At any meeting of the holders of the said shares each holder shall be entitled to one vote in respect of such share held by him.

(ix)                                Meetings of holders of the said shares may be called pursuant to a resolution of the Directors.  The Directors shall call a meeting of the holders of Class “B” Preference Shares upon receipt of a requisition signed by the holders of not less than ten per cent (10%) of the issued and outstanding Class “B” Preference Shares.  At least twenty-one (21) days’ notice thereof shall be given in the manner prescribed by the By-Laws of the Corporation provided however that if at any such meeting the holders of a majority of the outstanding Shares shall not be present or represented by proxy after one half hour of the time appointed for the meeting, then the meeting shall stand adjourned for twenty-one (21) days’ and shall accordingly be held without notice on the corresponding day of the week at the same time and place as that originally fixed by the Notice convening the meeting.  At such adjourned meeting the holders of the said shares present or represented by proxy shall constitute a quorum and may transact the business for which the meeting was originally convened.  At any meeting of the holders of the issued and outstanding Class “B” Preferred Shares each holder shall be entitled to one (1) vote in respect of each Class “B” Preference Share held.  Except as hereinbefore specifically provided the formalities to be observed in respect of the giving of notice of any such meeting and conduct thereof shall be those from time to time prescribed in the By-Laws with respect to General Meetings of the Corporation.

(x)                                   The Class “B” Preference Shares shall not be liable to cancellation or reduction by reason of loss or depreciation of the assets of the Corporation.

NEWFOUNDLAND

THE CORPORATIONS ACT

FORM 12

CERTIFICATE OF CONTINUANCE

(Sections 292, 412)

Newfoundland Containers Limited	8864
Name of Corporation	Number

I certify that the Corporation was continued under The Corporations Act as set out in the attached Articles of Continuance.

Registrar	Date of Continuance

May 26, 1987

1

NEWFOUNDLAND

THE CORPORATIONS ACT

FORM 11

ARTICLES OF CONTINUANCE

(Sections 291, 411)

1 – Name of Corporation

Newfoundland Containers Limited #8864

2 – The place in Newfoundland where the registered office is situated

11- Clyde Avenue, Donovan’s Industrial Park P.O. Box 8875, St. John’s, NF A1B 3T2

3 – The classes and any maximum number of shares that the corporation is authorized to issue

1000 common shares of no par value

4 – Restrictions if any on share transfers

Refer to articles 15, 16, 17, 18, 19, 20, 21

5 – Number (or minimum and maximum number) of directors

Minimum # of Directors; Two (2); Maximum # of Directors; Seven (7)

6 – Restrictions if any on business the corporation may carry on

None

7 – (1) If change of name effected, previous name

N/A

(2) Details of incorporation

March 22nd, 1976

8 – Other provisions if any

N/A

Date	Signature	Description of Office

March 9, 1987		Secretary

For Departmental use only

Corporation No.		Filed -

No.          8864

[LOGO]

Certificate of Incorporation

I hereby Certify, That the

Newfoundland Containers Limited

is this day Incorporated under The Companies Act, Chapter 54 of The Revised Statutes of Newfoundland, 1970, and that the Company is Limited.

Given under my hand and seal at St. John’s, Newfoundland, this 22nd  day of March One Thousand Nine Hundred and Seventy-six

Registrar of Joint Stock Companies for Province of Newfoundland and Labrador